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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                               -----------------

Filed by the Registrant [X]     Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-12

               PIONEER DIVERSIFIED HIGH INCOME FUND, INC. (HNW)
                    PIONEER FLOATING RATE FUND, INC. (PHD)
                     PIONEER HIGH INCOME FUND, INC. (PHT)
                PIONEER MUNICIPAL HIGH INCOME FUND, INC. (MHI)
           PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC. (MAV)
         PIONEER MUNICIPAL HIGH INCOME OPPORTUNITIES FUND, INC. (MIO)
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              (Name of Registrant(s) as Specified In Its Charter)

                                      N/A
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------------
     (5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                                     [LOGO]

              Amundi Asset Management - Pioneer Closed-End Funds

                            INBOUND LINE MESSAGING

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                          INBOUND - CLOSED RECORDING

Thank you for calling the Amundi Asset Management - Pioneer Closed-End Funds proxy voting line. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 10:00 a.m. to 11:00 p.m. Eastern Time. Thank you and have a nice day.

                        INBOUND - CALL IN QUEUE MESSAGE

Thank you for calling the Amundi Asset Management - Pioneer Closed-End Funds proxy voting line. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

                           END OF CAMPAIGN MESSAGE*

Thank you for calling the Amundi Asset Management - Pioneer Closed-End Funds proxy voting line. The Annual Shareholder Meeting scheduled for Thursday, September 15, 2022 was held. As a result, this toll-free number is no longer in service for proxy related shareholder calls. If you have questions about your Investment, please contact your Financial Advisor or call the Funds at 1-800-710-0935. Thank you.

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* Please note that the End of Campaign Message should not be applied until Di
  Costa Partners has provided instruction to do so.

FOR DCP PURPOSES ONLY

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[LOGO]                      Amundi Asset Management - Pioneer Closed-End Funds
                                           CALL CENTER OUTBOUND CALLING SCRIPT

Hello, my name is (CSR FULL NAME).

May I please speak with (SHAREHOLDER'S FULL NAME)?

(Repeat the greeting if necessary)

I am calling on a recorded line regarding your current investment in the Amundi Asset Management - Pioneer Closed-End Funds. Materials were sent to you for the upcoming Annual Meeting of Shareholders scheduled to take place on September 15th, 2022 and at this time we have not yet received your vote. Do you recall receiving the information?

(Pause for shareholder's response)

 If YES or a positive response from the shareholder:

 If you are unable to attend the meeting, I can record your vote by phone. The Board of Trustees has recommended a vote IN FAVOR of the proposal. Would you like to vote with the Board's recommendation?

 (Pause for shareholder's response)

 If we identify any additional accounts you own in the Amundi Asset Management
 - Pioneer Closed-End Funds prior to this meeting, would you like to vote those accounts in the same manner as you have voted with me today?

 (Pause for shareholder's response)

 If NO or a negative response from the shareholder:

 I would be happy to review the meeting agenda with you and record your vote by phone. The Board of Trustees have recommended a vote IN FAVOR of the proposal. Would you like to vote with the Board's recommendation?

 (Pause for shareholder's response)

 Shareholder Not Available:

 We can be reached toll-free at 866-761-2593, Monday through Friday between the hours of 10:00AM and 11:00PM Eastern time. Your time today is appreciated. Thank you and have a good (MORNING, AFTERNOON, EVENING).

Confirming the vote with the shareholder:

I am recording your vote (RECAP VOTING INSTRUCTIONS FOR ALL NOMINEES/PROPOSALS).

For confirmation purposes please state your full name.

(Pause for shareholder's response)

According to our records, you reside in (city, state, zip code).

(Pause for shareholder's response)

To ensure that we have the correct address for the letter confirming your vote, please state your street address.

(Pause for shareholder's response)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll-free number listed in the letter. Mr./Mrs./Ms. (SHAREHOLDER'S LAST NAME), your vote is important and your time today is appreciated. Thank you and have a good (MORNING, AFTERNOON, EVENING).

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FOR DCP PURPOSES ONLY                                       Updated: 8/11/2022

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[LOGO]                      Amundi Asset Management - Pioneer Closed-End Funds
                                          CALL CENTER ANSWERING MACHINE SCRIPT

Hello.

I am calling on behalf of your current investment in the Amundi Asset Management - Pioneer Closed-End Funds.

The Annual Meeting of Shareholders is scheduled to take place on September 15th, 2022. All shareholders are being asked to consider and vote on important matters. As of today your vote has not been registered.

Your vote is important.

Please contact us as soon as possible, toll-free 866-761-2593, Monday through Friday between the hours of 10:00AM and 11:00PM Eastern time to cast your vote.

Thank you and have a good day.

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FOR DCP PURPOSES ONLY                                       Updated: 8/11/2022